As filed with the Securities and Exchange Commission on April 27,
2000.

                        File No. 2-10806
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                PRE-EFFECTIVE AMENDMENT NO.


                POST-EFFECTIVE AMENDMENT NO. 84

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 25


                   NICHOLAS INCOME FUND, INC.


       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202


            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                         (414) 272-6133


      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                 ALBERT O. NICHOLAS, PRESIDENT
                   NICHOLAS INCOME FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202


            (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective:

"    immediately upon filing pursuant to paragraph (b)
y    on April 30, 2000    pursuant to paragraph (b)
"    60 days after filing pursuant to paragraph (a)
"    on pursuant to paragraph (a)(1)
"    75 days after filing pursuant to paragraph (a)(2)
"    on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     "This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 22, 2000, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1999.










                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A







                       PART A: PROSPECTUS









                   NICHOLAS INCOME FUND, INC.



                           PROSPECTUS
                         APRIL 30, 2000




      The Fund's primary investment objective is to seek high current income, by investing primarily in high yield bonds. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.








                       Investment Adviser
                     NICHOLAS COMPANY, INC.

               Minimum Initial Investment - $500




                 AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.















700  NORTH WATER STREET
SUITE 1010
MILWAUKEE, WISCONSIN 53202
414-272-6133
800-227-5987


                        TABLE OF CONTENTS
                                                             PAGE

AN OVERVIEW OF THE FUND                                         2

FUND INVESTMENTS                                                6

INVESTMENT RISKS                                               10

FINANCIAL HIGHLIGHTS                                           14

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                    15

THE FUND'S INVESTMENT ADVISER                                  16

PRICING OF FUND SHARES                                         17

PURCHASE OF FUND SHARES                                        18

REDEMPTION OF FUND SHARES                                      20

EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS                      24

TRANSFER OF FUND SHARES                                        25

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS                25

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                    26

SYSTEMATIC WITHDRAWAL PLAN                                     26

INDIVIDUAL RETIREMENT ACCOUNTS                                 26

MASTER RETIREMENT PLAN                                         27


APPENDIX A: Description of Bond Ratings A-1

FOR MORE INFORMATION ABOUT THE FUND                    Back Cover


      You  should rely only on the information contained in  this
document,  or  incorporated  by  reference.   The  Fund  has  not
authorized anyone to provide you with information that is different.

      This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.




                     AN OVERVIEW OF THE FUND

  GOALS

       The Fund seeks high current income by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

  PRINCIPAL INVESTMENT STRATEGIES

       To pursue the Fund's investment objective, the Fund primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks, including securities of real estate investment trusts ("REITS"). The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks). The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies. The Fund must follow specific guidelines in assessing the percentage of total net assets which are to be so invested. The percentage of the Fund's total net assets which must be invested in securities of electric companies will fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Fund's adviser. The guidelines governing the determination of which percentage range is applicable at various times are discussed in detail herein. With the exception of this electric utility concentration policy, the Fund's assets are diversified as to company and industry.

       The Fund's fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher by Standard and Poor's Corporation ("S&P") or Moody's Investor Service, Inc. ("Moody's") at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher. The Fund invests in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests.

       In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

       For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund
  Investments" starting on page 6.

  PRINCIPAL RISKS OF INVESTING

       As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time.

       Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

       CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.

       INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.

       HIGH YIELD BOND MARKET RISK. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

       CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

       SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

       LIQUIDITY RISK. The Fund may invesf adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and investment grade fixed income securities. During any period in which the Fund maintains such a temporary defensive tactic, it may not achieve its investment objective.

  CREDIT QUALITY OF FIXED INCOME INVESTMENTS

       The Fund's fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher.

 UNDERSTANDING CREDIT QUALITY          At December 31, 1999,
            RATINGS                86.7% of the Fund's total
                                   net assets were invested in
    RATING AGENCIES SUCH AS        rated and unrated corporate
STANDARD AND POOR'S CORPORATION    debt securities.  The
("S&P") AND MOODY'S INVESTOR       following table shows the
SERVICE, INC. ("MOODY'S")          credit quality allocation
EVALUATE SECURITIES ON THE         (including the Adviser's
BASIS OF THE ISSUER'S ABILITY      assessment of the credit
TO MEET ALL REQUIRED PRINCIPAL     quality of unrated
AND INTEREST PAYMENTS.  BONDS      securities held in the
WITH RATINGS ABOVE THE LINE IN     Fund's portfolio) of the
THE CHART BELOW ARE CONSIDERED     portion of the fund's assets
"INVESTMENT GRADE," WHILE THOSE    invested in such securities
WITH RATINGS BELOW THE LINE ARE    at December 31, 1999.
REGARDED AS "NON-INVESTMENT
GRADE" OR "JUNK BONDS."            CREDIT RATING CATEGORY
                                   PERCENTAGE OF
S&P     MOODY'S  MEANING            S&P/MOODY'S    TOTAL NET ASSETS
AAA     Aaa      Highest Quality      AAA/aaa          0%
AA      Aa       High Quality          AA/Aa           0%
A       A        Above-average          A/A            0%
                  Quality
BBB     Baa      Average Quality      BBB/Baa        3.2%
BB      Ba       Average Quality       BB/Ba        22.8%
B       B        Below-average          B/B         60.7%
                  Quality
CCC     Caa      Poor Quality         CCC/Caa          0%
CC      Ca       Highly Speculative    CC/Ca           0%
C       C        Lowest Quality         C/C          1.0%
D       -        In Default             D/-            0%

                                                     86.7%

                                   Of the Fund's total net
                                   assets invested in rated and
                                   unrated corporate debt
                                   securities, 1.0% were
    A DETAILED EXPLANATION OF      invested in unrated
THESE RATINGS CAN BE FOUND IN      corporate debt securities,
THE APPENDIX TO THIS               all of which were believed
PROSPECTUS.                        by the Adviser to be
                                   equivalent to a C rating.


RATED SECURITIES

     For rated securities, the Fund only may invest in securities rated B or higher by S&P or Moody's at the time of purchase; however, subsequent to the purchase, the rating of the securities so purchased may fall below B. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. Accordingly, the achievement of the Fund's investment objectives may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

UNRATED SECURITIES

  The Fund will invest in unrated securities only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

MATURITY OF INVESTMENTS

     The Fund invests in both short-term and long-term securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of securities in which it invests. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 1999 was 7.24 years.

ELECTRIC UTILITY INDUSTRY CONCENTRATION

     The Fund may invest up to 50% of its total net assets in securities of electric companies. The percentage of the Fund's total net assets which must be invested in securities of electric companies must fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Adviser. The Adviser is required to determine which percentage range is applicable by comparing the difference in the yield to maturity ("YTM") of two different bond indices. These indices are the Lehman Brothers Intermediate Utility Bond Index ("Lehman Utility Bond Index") and the Lehman Brothers Intermediate Baa Corporate Bond Index ("Lehman Corporate Bond Index"). To determine the applicable percentage range, the Adviser must follow the guidelines set forth below in comparing the bond indices:

PERCENTAGE OF THE FUND'S TOTAL           LEHMAN BROTHERS
    NET ASSETS WHICH MUST                   INDICES1
 BE INVESTED IN SECURITIES OF               YIELD TO
     ELECTRIC COMPANIES                  MATURITY ("YTM")
                                           COMPARISON


                                  At least 25% and up to 50%
                                  If the YTM of the Lehman
                                  Utility Bond Index is at least
                                  five basis points or more over
                                  the YTM of the Lehman
                                  Corporate Bond Index at the
                                  end of each month for three
                                  consecutive months.

                                  From 0% to 24.99%       If
                                  the YTM of the Lehman Utility
                                  Bond Index is less than five
                                  basis points over the YTM of
                                  the Lehman Corporate Bond
                                  Index at the end of each month
                                  for three consecutive months.

"YIELD TO MATURITY" IS THE ANNUAL RETURN ON A BOND, ASSUMING THE
BOND IS HELD UNTIL ITS MATURITY DATE.  THE CALCULATION TAKES INTO
CONSIDERATION THE PURCHASE PRICE, REDEMPTION VALUE, TIME TO
MATURITY, COUPON YIELD AND TIME BETWEEN INTEREST PAYMENTS.

A "BASIS POINT" IS ONE-ONE HUNDREDTH OF ONE PERCENTAGE POINT, OR 0.01%.



(1)  Both the Lehman Corporate Bond Index and the Lehman Utility
     Bond Index consist of debt securities which are non-convertible publicly traded corporate issues with fixed rates and maturities ranging from one up to ten years.
     Securities in the Lehman Corporate Bond Index must have at least a Baa rating by Moody's (or the equivalent from S&P or Fitch Investors Service, Inc.). The Lehman Utility Bond
     Index is comprised of investment grade utility securities rated by the aforementioned rating services. The Fund has chosen to use these Lehman Brothers indices as an indication of the general trend of yields for securities of electric companies, and for securities of non-electric companies, even though the Fund may invest in lower grade securities and may invest in short- and long-term securities.
     The Fund must meet the above-noted percentage of asset requirements at specified times. The Fund continually monitors the spreads (differences in the yields to maturity) on the above-noted indices. If the YTM of the Lehman Utility Bond Index is at least five basis points or more over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-In Period"), the percentage of the Fund's total net assets invested in securities of electric companies is at least 25% and may be up to 50% at the discretion of the Adviser. An example of the three-month YTM comparison which would trigger a Phase-In Period is as follows:

                  MONTH-END            MONTH-END             SPREAD
                YTM OF LEHMAN        YTM OF LEHMAN       (DIFFERENCE IN
              UTILITY BOND INDEX  CORPORATE BOND INDEX        YTM)

     JANUARY        6.58%               6.51%                 .07
     FEBRUARY       6.52%               6.39%                 .13
     MARCH          7.00%               6.92%                 .08

     If the YTM of the Lehman Utility Bond Index is less than five basis points over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-Out Period"), the percentage of the Fund's total net assets invested in securities of electric companies is less than 25% and may be as low as 0% at the discretion of the Adviser. An example of the three-month YTM comparison which would trigger a Phase-Out Period is as follows:

                  MONTH-END            MONTH-END             SPREAD
                YTM OF LEHMAN        YTM OF LEHMAN       (DIFFERENCE IN
              UTILITY BOND INDEX  CORPORATE BOND INDEX        YTM)

     JANUARY        6.21%                6.19%                 .02
     FEBRUARY       6.27%                6.40%                (.13)
     MARCH          6.75%                7.10%                (.35)

     Over the past three fiscal years, there has been no Phase-In or Phase-Out period. At December 31, 1999, 1998 and 1997, the
Fund had approximately 0%, 0% and 0%, respectively, of its total net assets invested in securities of electric companies.

OTHER INVESTMENTS

     The Fund also may invest in the following types of securities, subject to certain limitations as described below:

          Common and preferred stocks

          Convertible securities and warrants (subject to certain limitations under the Fund's operating policy, as described herein)

          Short-term debt of the U.S. Government or its agencies

          Commercial paper (rated A-1 or A-2 by S&P or Prime-1 or
          Prime-2 by Moody's) or unrated money market instruments which are of comparable quality

          Bank certificates of deposit

          Repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities, and only in an amount not to exceed 20% of the Fund's total assets, taken at market, at the time of investment)

          Securities of REITs and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at the time of investment, the Fund may not invest more than 10% in value of the Fund's total assets in REITS and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate)

          Securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred)

The proportions invested in each type of security classification may change from time to time in accordance with the Adviser's interpretation of economic conditions and underlying security values.

ADDITIONAL OPERATING POLICIES AND RESTRICTIONS ADOPTED BY THE
FUND'S BOARD OF DIRECTORS

     The Fund may not invest more than 15% of its total assets in illiquid securities and must limit its investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange may not exceed 2% of the Fund's total assets. The Fund may not invest in oil, gas or other mineral leases. The foregoing policies are subject to change by the Fund's Board of Directors without a shareholder vote. As a matter of practice, however, the Fund will not change any of these policies without prior notice to its shareholders in the form of an Amended Statement of Additional Information filed with the SEC.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Fund's Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long- term:

     CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal. Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

     HIGH YIELD BOND MARKET RISK. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders.

     The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     LIQUIDITY RISK. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     RISKS RELATED TO INVESTMENTS IN REPURCHASE AGREEMENTS. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

     STOCK MARKET RISK. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

     INVESTMENT CONCENTRATION IN ELECTRIC UTILITY INDUSTRY. The Fund may invest up to 50% of its total assets in securities of electric companies, subject to certain limitations as previously described above. The electric utility industry is an industry characterized by geographic diversification and supervision and regulation by state and federal agencies. The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to electric utilities.

     As described in detail in the "Fund Investments" section of this Prospectus, the Fund is subject to specific restrictions and procedures it must follow in determining the level of the Fund's concentration of investments in the electric utility industry. These procedures involve a continual assessment of the yield to maturity of the Lehman Utility Bond Index and the Lehman Corporate Bond Index. The risks related to the Fund's adherence to the foregoing restrictions are as follows:

       No assurance that the changes in the Fund's investment concentration mandated by such restrictions will improve the performance of the Fund, nor can there by any assurances that the Fund's performance will equal or surpass the performance indicated by the indices.

       The Adviser may be required to purchase or sell securities of electric companies or securities of non-electric companies in order to meet the noted percentage restrictions at the specified times, and thus the Fund's transaction costs may increase.

       The portfolio changes as a result of the investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders.

     RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.


                      FINANCIAL HIGHLIGHTS

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED DECEMBER 31, 1999. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN AUDITED BY DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS, WHOSE REPORT IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT WHICH ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

[CAPTION]

                                         YEAR ENDED DECEMBER 31
                                 1999     1998     1997    1996    1995
NET ASSET VALUE, BEGINNING
  OF YEAR                       $3.39    $3.69    $3.53   $3.42   $3.21
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income           .33      .32      .30     .30     .30
  Net gains (losses) on
     securities (realized and
     unrealized)                 (.33)    (.30)     .15     .11     .21
     Total from investment
        operations                 --      .02      .45     .41     .51

  LESS DISTRIBUTIONS:*
  From net investment income     (.33)    (.32)    (.29)   (.30)   (.30)

  NET ASSET VALUE, END
    OF YEAR                     $3.06    $3.39    $3.69   $3.53   $3.42

  TOTAL RETURN                  (0.07)%   0.47%   13.13%  12.37%  16.16%

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     year (millions)            $202.8  $239.4   $254.2  $185.7  $162.1
  Ratio of expenses to average
     net assets                    .50%    .48%     .50%    .55%    .58%
  Ratio of net investment income
     to average net assets        9.81%   8.69%    8.29%   8.55%   8.72%
  Portfolio turnover rate         47.2%   49.3%    32.2%   33.2%   29.2%


*    No capital gains were distributed for the periods presented.

     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT
OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET
CONDITIONS DURING THE REPORTED TIME PERIODS.  AGAIN, YOU MUST
REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY
INDICATE WHAT WILL HAPPEN IN THE FUTURE.  THE VALUE OF YOUR FUND
SHARES MAY GO UP OR DOWN.

          MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The primary objective of the Fund is to seek high current income, by investing primarily in high yield bonds. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.
Therefore, the Adviser designs the Fund's portfolio for stability, trying to protect against both interest rate risk and credit risk. The Fund's bond portfolio is primarily comprised of domestic issues and the Fund does not invest in any bonds rated below B at the time of purchase.

     The trend from 1998 continued into 1999, with a "flight to quality" as investors sought higher quality and liquidity in U.S.
government securities as well as large capitalization blue chip stocks. In addition, large returns in the stock markets and rising short-term interest rates (which depress bond prices) lured investors away from the bond markets. As a result, the high yield bond market suffered with lower quality bonds performing worse than higher quality bonds.
     In 1999, the Fund had a total return of (0.07)%
(distributions reinvested). For the year ended December 31, 1999, the returns of the Fund's benchmark, the Lehman Brothers
U.S. Corporate Intermediate High Yield Bond index was 2.64%.
Therefore, the Fund's performance in 1999 was relatively worse than the performance of some of its peer group high yield bond funds. Management attributes the Fund's relative performance to the fact that the Fund had a slightly lower average bond maturity
(7.24 years) and higher average credit quality (with 98.81% of total bonds rated at least B) than many high yield bond funds.
These portfolio characteristics will likely cause the Fund to fluctuate less than other funds in its category in both "up" and "down" markets. However, the Fund's performance was negatively impacted by rising interest rates and its investment in REITs which comprised 6.82% of the Fund's total assets at December 31, 1999 (compared to 7.91% of the Fund's total assets at December
31, 1998). While management believes that REIT investments have the potential to increase dividends over time and generally provide a generous income stream, the market for REIT stocks performed poorly in 1999 in part due to the "flight to quality" described above.

     At December 31, 1999 and 1998, 86.7% and 86.4% of the Fund's total net assets were invested in rated and unrated corporate debt securities, respectively. The Fund's investments in equity securities decreased to 8.7% of the Fund's total net assets at December 31, 1999 compared to 10.0% at December 31, 1998. Of the
Fund's total net assets at December 31, 1999, none were invested in corporate debt securities rated A by Standard & Poor's
(compared to 2.1% at December 31, 1998); 3.2% were rated BBB
(compared to none at December 31, 1998); 22.8% rated BB (compared to 19.0% at December 31, 1998); 60.7% rated B (compared to 62.0% at December 31, 1998); and 1.0% unrated but believed to be equivalent to a C rating (compared to 3.3% unrated but believed to be equivalent to a B rating at December 31, 1998).

     During 1999, the Adviser continued to emphasize diversification of investments, with the largest holding accounting for only 3.99% of the Fund's total net assets at December 31, 1999. The Adviser also attempts to reduce the Fund's price per share volatility by holding fixed income securities with intermediate maturities (i.e., 5 to 10 years).
At December 31, 1999, the dollar-weighted maturity of the Fund's bond portfolio was 7.24 years. At December 31, 1999, the Fund's
30-day annualized yield was 10.93%.




     Set forth below is a line graph showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in the Lehman Brothers U.S. Corporate Intermediate High Yield
Bond Index.

     Comparison of Change in Value of $10,000 Investment in

Nicholas Income Fund, Inc. vs. Lehman Brothers U.S. Corporate In termediate High Yield Bond Index

                             (Plot Points For Graph)
          Date           Nicholas Income    Lehman Brothers
                           Fund, Inc.            Index
     December 31, 1989       $10,000            $10,000
     December 31, 1990       $9,897             $9,126
     December 31, 1991       $12,179            $13,044
     December 31, 1992       $13,436            $15,172
     December 31, 1993       $15,177            $17,634
     December 31, 1994       $15,151            $17,607
     December 31, 1995       $17,599            $20,657
     December 31, 1996       $19,776            $23,175
     December 31, 1997       $22,373            $25,958
     December 31, 1998       $22,478            $26,345
     December 31, 1999       $22,462            $27,040



     The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                               ONE YEAR           FIVE YEARS          TEN YEARS
                                ENDED               ENDED               ENDED
                          DECEMBER 31, 1999   DECEMBER 31, 1999   DECEMBER 31, 1999
Average Annual Total Return     (0.07)%              8.19%               8.43%

   Past performance is not predicative of future performance.


                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's
Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas II, Inc., Nicholas
Limited Edition, Inc., Nicholas Money Market Fund, Inc. and
Nicholas Equity Income Fund, Inc.  As of December 31, 1999, the
Adviser had approximately $7 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

                                                ANNUAL FEE CALCULATION
            NET ASSET                           (BASED ON THE AVERAGE
        VALUE OF THE FUND                    NET ASSET VALUE OF THE FUND)

     Up to and including $50,000,000                   0.50 of 1%
     Over $50,000,000 and including $100,000,000       0.40 of 1%
     In excess of $100,000,000                         0.30 of 1%


     For the fiscal year ended December 31, 1999, the aggregate fee paid to the Adviser was 0.36% of the Fund's average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.50 of 1% of average daily net assets.
The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas is President and a Director of the Fund. Mr. Nicholas has been a Director of the Adviser since
1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas Equity
Income Fund, Inc. and the Fund since the Adviser has served as investment adviser for such funds. He served as Portfolio
Manager of Nicholas Fund, Inc. from 1969 to 1996, and has served as Co-Portfolio Manager of such fund since 1996. He also was Portfolio Manager for Nicholas II, Inc. and Nicholas Limited
Edition, Inc. from the date of each such fund's inception until March 1993. He is a Chartered Financial Analyst. Albert O.
Nicholas is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the purchase price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.


                    PURCHASE OF FUND SHARES

  MINIMUM           MINIMUM  To Open An Account        $500
INVESTMENTS         To Add To An Account               $100
  [ICON]            Minimum Balance                    $500

                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION              You may apply to purchase shares of the
INFORMATION         Fund by submitting an application to Nicholas
                    Income Fund, Inc., c/o Firstar Mutual Fund
                    Services, LLC ("Firstar"), P.O. Box 2944,
                    Milwaukee, Wisconsin 53201-2944.  See the back
                    cover page of this Prospectus for information on
                    how to contact the Fund.  The Fund also has
                    available an Automatic Investment Plan for
                    shareholders.  You should contact the Fund
                    for additional information.

                         When you make a purchase, your purchase
                    price per share will be the net asset value
                    ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio.
                    The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

     Applications to purchase Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

     Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

     Purchase of shares will be made in fulland fractional shares computed to three decimal places.

                         You should be aware that deposit in the
                    U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office
                    Box, of purchase applications does not
                    constitute receipt by Firstar or the Fund.
                    Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar
                    Mutual Fund Services, LLC, Third Floor, 615
                    East Michigan Street, Milwaukee, Wisconsin
                    53202.

                         Your application to purchase Fund shares
                    must be in proper order to be accepted, may only be accepted by the Fund or an Authorized
                    Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds.
                    The transfer agent will charge a $20 fee against a your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account
                    (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated.
                    Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

  WIRE PAYMENTS          You also may purchase Fund shares via the
    [ICON]          Federal Reserve wire system.  If a wire purchase
                    is to be an initial purchase, please call Firstar
                    (414-276-0535 or 800-544-6547) with the
                    appropriate account information prior to
                    sending the wire.  Firstar will provide you
                    with a confirmation number for any wire
                    purchase, which will ensure the prompt and
                    accurate handling of funds.  To purchase
                    shares of the Fund by federal wire transfer,
                    instruct your bank to use the following
                    instructions:

                    Wire To:          Firstar Bank, N.A.
                                      ABA 075000022

                    Credit:           Firstar Mutual
                                      Fund Services, LLC
                                      Account 112-952-137

                    Further Credit:   Nicholas Income Fund, Inc.                                                      Fund, Inc.
                                      (shareholder account number)
                                      (shareholder registration)

                         The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal
                    Reserve wire system, or from incomplete
                    wiring instructions.

  CERTIFICATES           The Fund won't issue certificates representing
                    Fund shares unless the shareholder specifically
                    requests certificates in writing.  Signature
                    guarantees may be required.  Certificates are mailed
                    to requesting shareholders approximately two
                    weeks after receipt of the request by the
                    Fund.  The Fund won't issue certificates for
                    fractional shares even if requested.  Where
                    certificates are not requested, the Fund's
                    transfer agent, Firstar, will credit the
                    shareholder's account with the number of
                    shares purchased.  Written confirmations are
                    issued for all purchases of Fund shares.

                    THIRD PARTY USE OF A PROCESSING INTERMEDIARY TO
                     PURCHASE FUND SHARES.
 PURCHASES               You can purchase shares of the Fund
  [ICON]            through certain broker-dealers, financial
                    institutions or other service providers
                    ("Processing Intermediaries").  If you do,
                    the Processing Intermediary, rather than you,
                    may be the shareholder of record.  Processing
                    Intermediaries may use procedures and impose
                    restrictions in addition to or different from
                    those applicable to shareholders who invest
                    in the Fund directly.  You should read the
                    program materials provided by the Processing
                    Intermediary in conjunction with this
                    Prospectus before you invest in the Fund this
                    way.

                         Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing
                    Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                         The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries which authorizes them to
                    process purchase orders on behalf of the Fund on an expedited basis (an "Authorized
                    Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                         Of course, you do not have to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.



                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem all or part of your Fund
   PRICE            shares by any of the methods described
   [ICON]           below.  All redemptions will be processed
                    immediately upon receipt and written
                    confirmations will be issued for
                    redemptions of Fund shares.  The
                    redemption price will be the Fund's NAV next
                    computed after the time of receipt by Firstar
                    (or by an Authorized Agent of the Fund) of
                    the certificate(s), or written request in the
                    proper order as described below, or pursuant
                    to proper telephone instructions as described
                    below.

                    Requests for redemption of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                    Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

                         THE FUND WILL RETURN AND NOT PROCESS REDEMPTION
                    REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME
                    OR DATE REDEMPTIONS ARE TO BE EFFECTED.

                         If any of the shares you want redeemed were
                    purchased recently by personal or certified check,
                    the Fund reserves the right to hold payment up to
                    15 days or until notified that investments made by
                    check have been collected, at which time the
                    redemption request will be processed and payment
                    made.
WRITTEN
REDEMPTIONS              If you redeem in writing, be sure that the
  [ICON]            redemption request is signed by each shareholder
                    in the exact manner as the Fund account is
                    registered and includes the redemption amount and
                    the shareholder account number.

                    If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual
                    Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin
                    53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                    If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944,
                    Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

                         YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                                The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians.
                    Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF YOU ARE UNCERTAIN ABOUT WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL
                    FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR
                    TO SUBMITTING A WRITTEN REDEMPTION REQUEST.
                    A WRITTEN REDEMPTION REQUEST WILL NOT BECOME
                    EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN
                    RECEIVED IN PROPERORDER BY FIRSTAR.

                                If you have an individual
                    retirement account ("IRA") or other
                    retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  OVERNIGHT                     You should be aware that deposit in
  DELIVERY          the mail or with other independent delivery services
   [ICON]           or receipt at Firstar's Post Office Box of redemption
                    requests does not constitute receipt by Firstar or the
                    Fund.  Do not mail letters by overnight courier to
                    the Post Office Box address.  Overnight
                    courier delivery should be sent to Firstar
                    Mutual Fund Services, LLC, Third Floor, 615
                    East Michigan Street, Milwaukee, Wisconsin
                    53202.



  TELEPHONE                     You can redeem your shares by
 REDEMPTIONS        telephone unless you decline that option in
   [ICON]           writing.  Telephone redemptions can only be
                    made by calling Firstar (800-544-6547 or 414-
                    276-0535).  In addition to the account
                    registration, you will be required to provide
                    the account number and social security
                    number.  Telephone calls will be recorded.

                                Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor
                    Firstar will be liable for instructions
                    communicated by telephone which they
                    reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 TAX EFFECT OF                   For federal income tax purposes, a
  REDEMPTION        redemption generally is treated as a sale of the
   [ICON]           shares being redeemed.  You may recognize capital
                    gain or loss equal to the difference between the
                    redemption price and your cost basis for the
                    shares being redeemed.  See "Dividends,
                    Distributions and Federal Tax Status" for
                    further tax information.

                                The Fund ordinarily pays for
                    redeemed shares within seven days after
                    receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined.
                    The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                                You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.


 SIGNATURE               A signature guarantee of each owner is
 GUARANTEES         required to redeem shares in the following
  [ICON]            situations, for all size transactions:

                    if you change the ownership on your account

                    upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account if the proceeds are to be made payable to someone other than the account owner(s)

                    any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

                    In addition, you must have your
                    signature guaranteed if you request
                    redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS              As with the purchase of Fund shares, you may redeem
                    shares of the Fund through certain broker- dealers,
                    financial institutions and other service providers
                    ("Processing Intermediaries").  You should read the
                    program materials provided by the Processing Intermediary
                    before you redeem your Fund shares this way.  Then follow
                    those instructions and procedures.

                         Processing Intermediaries may charge fees or other
                    charges for the services they provide to their customers.
                    Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing
                    Intermediary and not remitted to the Fund or the Adviser.

                         The Fund also may enter into an arrangement with
                    some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed.
                    For redemption orders placed through an Authorized
                    Agent, you will receive redemption proceeds which reflect the Fund's NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                         Of course, you do not have to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing
                    Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.


                    EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

                    You may exchange Fund shares for
                    shares of other mutual funds for which
                    Nicholas Company, Inc. serves as the
                    investment adviser.

                    EXCHANGES
                    Nicholas Company, Inc. also is adviser to the
                    following funds which have investment objectives
[ICON]              and net assets as noted below:

                    NET ASSETS AT FUND INVESTMENT OBJECTIVE
                    DECEMBER 31, 1999

     Nicholas Fund, Inc.     Capital appreciation        $5,154,231,564

     Nicholas II, Inc.       Long-term growth            $  940,854,205

     Nicholas Limited
     Edition, Inc.           (1)Long-term growth         $  278,796,360

     Nicholas Equity         Reasonable income;
     Income Fund, Inc        Moderate
                             long-term growth as
                             a secondary consideration   $   18,504,520

     Nicholas Money          High level of current
     Market Fund, Inc        income as is consistent
                             withpreserving capital
                             and liquidity               $  140,949,418
                                ____________

                 (1)   You should be aware that Nicholas
                       Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions).
                       The exchange privilege into that mutual
                       fund may be terminated or modified at any time or times when that maximum is reached.

                    If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined
                    NAV.  If you exercise an exchange into the Nicholas
                    Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve
                    Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                    If you are interested in exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

                    An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See
                    "Dividends, Distributions and Federal Tax Status" for further tax information.

                    This exchange privilege may be termineated or modified only upon 60 days advance notice to shareholders.
                    You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas
                    Company, Inc. without cost by written request.


EXCHANGE            If you are interested in exercising the exchange by mail
BY                  privilege, you may obtain the appropriate prospectus from
MAIL                Nicholas Company, Inc.  Signatures required are the same
[ICON]              as previously explained under "Redemption of Fund Shares."


EXCHANGE            You also may exchange by telephone among all Nicholas
BY                  mutual funds.  Only exchanges of $500.00 or more will
TELEPHONE           be executed using the telephone exchange privilege.
[ICON]              Firstar charges a $5.00 fee for each telephone
                    exchange.  In an effort to avoid the risks
                    often associated with large market timers, the
                    maximum telephone exchange per account per day
                    is set at $100,000, with a maximum of
                    $l,000,000 per day for related accounts.  You
                    are allowed four telephone exchanges per
                    account during any twelve-month period.

                         Procedures for exchanging Fund shares by
                    telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchangeinstructions received by telephone.
                    Telephone exchanges can only be made by calling Firstar
                    (414-276-0535 or 800-544-6547).  You will be
                    required to provide pertinent information regarding your account. Calls will be recorded.

                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund. Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash.

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed as cash or additional shares. The
Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

   Under federal law, some shareholders may be subject to a 31%
"backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

   The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash in an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution record date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

   You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas
Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

   Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

   Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

   Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

   Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

   As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of your IRA contributions.

   Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with your own retirement objectives.
Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                      MASTER RETIREMENT PLAN

   The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding tax consequences of the plan is recommended.


                            APPENDIX A
                   DESCRIPTION OF BOND RATINGS


                   STANDARD AND POOR'S RATINGS

   AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

   AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

   A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions.
Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

   BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching.
Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

   BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

                       MOODY'S BOND RATINGS

   AAA rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   BAA rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   BA rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

   CA rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

   C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             PROSPECTUS

                           APRIL 30, 2000


                     NICHOLAS INCOME FUND, INC.

                FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated April 30,
2000, contains more detailed information on all aspects of Nicholas
Income Fund, Inc., and is incorporated by reference in this Prospectus.
Additional information about the Fund also is available in the Fund's
Annual and Semiannual Report to Shareholders.

To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Income
Fund, Inc. 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-
5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review the Fund's reports and SAIs at the Public
Reference Room of the Securities and Exchange Commission in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group"
- "NchIn." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCINX" or cusip number 653741108.

                           INVESTMENT ADVISER
                         NICHOLAS COMPANY, INC.
                          Milwaukee, Wisconsin
                      414-272-6133 or 800-227-5987


    TRANSFER AGENT                                     CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC         FIRSTAR INSTITUTIONAL CUSTODY SERVICES
      Milwaukee, Wisconsin                        Milwaukee, Wisconsin
 414-276-0535 or 800-544-6547


 INDEPENDENT PUBLIC AUDITORS                           COUNSEL
  DELOITTE & TOUCHE LLP                    MICHAEL BEST & FRIEDRICH LLP
   Milwaukee, Wisconsin                         Milwaukee, Wisconsin



 NO LOAD   NO SALES CHARGE



NICHOLAS INCOME FUND, INC. 700 NORTH WATER STREET  SUITE 1010
MILWAUKEE, WISCONSIN 53202  WWW.NICHOLASFUNDS.COM

INVESTMENT COMPANY ACT FILE NO. 811-0216



                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A





          PART B: STATEMENT OF ADDITIONAL INFORMATION


                   NICHOLAS INCOME FUND, INC.






              STATEMENT OF ADDITIONAL INFORMATION



                     700 North Water Street
                  Milwaukee, Wisconsin  53202
                  414-272-6133 or 800-227-5987






     This Statement of Additional Information, which is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Income Fund, Inc. (the "Fund"), dated April 30, 2000.
It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 1999, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address or telephone number set forth above.





    NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND





                       Investment Adviser
                     NICHOLAS COMPANY, INC.





                         April 30, 2000
                       TABLE OF CONTENTS

                                                             Page

INTRODUCTION                                                   1
INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES                1
INVESTMENT RESTRICTIONS                                        6
INVESTMENT RISKS                                               8
THE FUND'S INVESTMENT ADVISER                                 11
MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS AND
 PORTFOLIO MANAGER OF THE FUND                                13
PRINCIPAL SHAREHOLDERS                                        16
PRICING OF FUND SHARES                                        16
PURCHASE OF FUND SHARES                                       16
REDEMPTION OF FUND SHARES                                     18
EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS                     21
TRANSFER OF FUND SHARES                                       22
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS               22
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                   24
SYSTEMATIC WITHDRAWAL PLAN                                    24
INDIVIDUAL RETIREMENT ACCOUNTS                                24
MASTER RETIREMENT PLAN                                        25
BROKERAGE                                                     25
PERFORMANCE DATA                                              26
CAPITAL STRUCTURE                                             28
STOCK CERTIFICATES                                            28
ANNUAL MEETING                                                28
SHAREHOLDER REPORTS                                           29
CUSTODIAN AND TRANSFER AGENT                                  29
INDEPENDENT AUDITORS AND LEGAL COUNSEL                        29
FINANCIAL INFORMATION                                         29

                          INTRODUCTION

     Nicholas Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The Fund is an open-end, diversified management investment company registered under the Investment
Company Act of 1940, as amended. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin
Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the
"Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management
Co., Inc.

     This type of investment is commonly called a mutual fund.
As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The Fund may invest up to 50% of its total assets in securities of electric companies and systems. All other assets of the Fund will be diversified as to companies and industries. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following acceptance of the redemption request.



                     INVESTMENT OBJECTIVES
                   AND INVESTMENT STRATEGIES

General

     The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND
INVESTMENTS" in the Fund's Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.




     The Fund's investments in high yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general.
However, the likelihood of any such legislation or the effect thereof is uncertain.

     The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Such securities are not registered for purchase and sale by the public under the Securities Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.


                    INVESTMENT RESTRICTIONS

     The Fund observes the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

          1. Purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

          2. Purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

          3. Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities
          (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

          4. Borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

          5. Act as an underwriter of securities of other issuers.

          6. Invest in companies having a record of less than three years' continuous operation.

          7.   Write, purchase or sell puts, calls or
          combinations thereof or buy on margin or sell short.

          8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

          9.   Lend money, except for:

                    a. The purchase of a portion of an issue of publicly distributed debt securities;
                    b.   The purchase of bank certificates of
                         deposit or commercial paper;
                    c.   The purchase of debt securities issued
                         by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed
                         20% of the total assets, taken at market, of the Fund. "Repurchase" agreements maturing in more than seven days are considered illiquid assets; or
                    d.   The purchase of a portion of bonds,
                         debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

          10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent
          (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

          11. Participate on a joint or joint and several basis in any securities trading account.

          12. Invest in a company for the purpose of exercising management or control.

          13. Concentrate its investment in particular industries, with the exception of electric companies and systems.

          14. Issue senior securities in violation of the Investment Company Act of 1940, as amended (the
          "1940 Act").

All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

Additional Operating Policies and Restrictions Adopted By The
Board of Directors

     The Fund will not invest more than 15% of its total assets in illiquid securities and will limit investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock
Exchanges may not exceed 2% of the Fund's total assets. The Fund at present does not own any restricted securities or warrants, nor has it any intention to acquire any. The Fund may not invest in oil, gas or other mineral leases. The above policies are subject to change by the Board of Directors without a shareholder vote. As a matter of practice, however, the Fund will not change any of these policies without prior notice to its shareholders.

                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

     Because of the following risks, you could lose on your investment in the Fund over the short or long-term:

     Credit Risk. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal.
Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities.
Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     Interest Rate Risk. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     Investments in Unrated Debt Securities. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

     High Yield Bond Market Risk. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     Call Risk. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     Selection Risk. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     Risks Related to Preferred Stock and Convertible
Investments. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable.
Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date.
Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities
(such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     Liquidity Risk. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value.
However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders.

     In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     Risks Related to Investments in Repurchase Agreements.  The
Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S.
Government securities.  Under such agreements, the Fund buys U.S.
Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

     Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund, but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

     Stock Market Risk. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment. If the value of the Fund's investments go down, the value of your Fund shares also may go down and you may lose money.

     Investment Concentration in Electric Utility Industry.  The
Fund may invest up to 50% of its total assets in securities of electric companies, subject to certain limitations as previously described. The electric utility industry is an industry characterized by geographic diversification and supervision and regulation by state and federal agencies. The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to electric utilities.

     As described in detail in the "Fund Investments" section of this Prospectus, the Fund is subject to specific restrictions and procedures it must follow in determining the level of the Fund's concentration of investments in the electric utility industry.
These procedures involve a continual assessment of the yield to maturity of the Lehman Utility Bond Index and the Lehman
Corporate Bond Index. The risks related to the Fund's adherence to the foregoing restrictions are as follows:

          No assurance that the changes in the Fund's investment concentration mandated by such restrictions will improve the performance of the Fund, nor can there by any assurances that the Fund's performance will equal or surpass the performance indicated by the indices.

          The Adviser may be required to purchase or sell securities of electric companies or securities of non-electric companies in order to meet the noted percentage restrictions at the specified times, and thus the Fund's transaction costs may increase.

          The portfolio changes as a result of the investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders.

     Risks Related to Investments in REITs and Other Real Estate-
Based Securities. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.
For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors.
In addition, these securities also are subject to market risk
(the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).
At time of investment not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010 Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's
Board of Directors. The Adviser is the investment adviser to five other mutual funds and approximately 25 institutions and individuals with substantial investment portfolios. The other funds for which the Adviser serves as an investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition,
Inc., Nicholas Money Market, Inc. and Nicholas Equity Income
Fund, Inc., with primary investment objectives and net assets as set forth below.

                                                                         Net Assets AS Of
     Fund                     Primary Investment Objective               December 31, 1999
     ----                     ----------------------------               ------------------

Nicholas Fund, Inc.                Capital Appreciation                   $5,154,231,564
Nicholas II, Inc.                    Long-Term Growth                       $940,854,205
Nicholas Limited Edition, Inc.       Long-Term Growth                       $278,796,360
Nicholas Equity Income Fund, Inc.    Reasonable Income                       $18,504,520
Nicholas Money Market Fund, Inc.     Current Income                         $140,949,418

     The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

                                                      Annual Fee Calculation
     Net Asset                                        (Based upon the
     Value of the Fund                                Average Net Asset Value)

     Up to and including $50,000,000                          0.5 of 1%

     Over $50,000,000 and including $100,000,000              0.4 of 1%

     In excess of $100,000,000                                0.3 of 1%

     The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.5 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 1999 were 0.50%. During the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid the Adviser an aggregate of $821,950, $926,354 and $809,091, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering it shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Also included as operating expenses which are paid for by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.


     Albert O. Nicholas is President, Director and Portfolio Manager of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Adviser. He is the son of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President and Treasurer of the Fund and a Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and an employee of the Adviser. Kathleen A. Evans is Assistant Vice President of the Fund and Vice President of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, , legal counsel to the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is Director Emeritus of the Adviser.
Mr. Daniel J. Nicholas, a brother of Albert O. Nicholas, is a private investor.

          MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS AND
                 PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1999:




 Name, Age and               Positions Held         Principal Occupations
    Address                     with Fund          During Past Five Years
--------------                --------------       -----------------------
Albert O. Nicholas, 68       President,             Chief Executive Officer
700 North Water              Portfolio Manager      and Chairman of the
Milwaukee, WI 53202          and Director           Board, Nicholas Company,
                                                    Inc., the Adviser to the
                                                    Fund.     He has been
                                                    Portfolio Manager (or Co-
                                                    Portfolio Manager, in
                                                    the case of Nicholas
                                                    Fund, Inc., since
                                                    November 1996) for, and
                                                    primarily responsible
                                                    for the day-to-day
                                                    management of, the
                                                    portfolios of Nicholas
                                                    Fund, Inc., Nicholas
                                                    Income Fund, Inc. and
                                                    Nicholas Equity Income
                                                    Fund, Inc. since the
                                                    Nicholas Company, Inc.
                                                    has served as investment
                                                    adviser for such funds.
                                                    He is a Chartered
                                                    Financial Analyst.

Frederick F. Hansen, 73      Director               President, Hanseatic
759 North Water Street                              Equities Corp., a
Miwaukee, WI 53202                                  private investment firm.

Melvin L. Shultz, 66         Director               Director and Management
3636 North 124th Street                             Consultant, Professional
Wauwatosa, WI 53222                                 Management of Milwaukee,
                                                    Inc.  He is a Certified
                                                    Business Consultant and
                                                    provides financial
                                                    advice to members of the
                                                    medical and dental
                                                    professions.

Jay H. Roberstson, 47        Director               Chairman of the Board of
660 East Mason                                      Robertson-Ryan and
Milwaukee, WI 53202                                 Associates, Inc., an
                                                    insurance brokerage
                                                    firm.


David L. Jonson, 58          Executive Vice         Executive Vice
Johnson, 58                  President              President, Nicholas
700 North Water                                     Company, Inc., the
Milwaukee, WI 53202                                 Adviser to the Fund, and
                                                    employed by the Adviser
                                                    since 1980.  He is a
                                                    Chartered Financial
                                                    Analyst.

Thomas J. Saeger, 55         Executive Vice         Executive Vice President
700 North Water              President and          and Assistant Secretary,
Milwaukee, WI 53202          Secretary              Nicholas Company, Inc.,
                                                    the Adviser to the Fund,
                                                    and employed by the
                                                    Adviser since 1969.  He
                                                    is a Certified Public
                                                    Accountant.




  Name, Age and              Positions Held         Principal Occupations
    Address                  with Fund              During Past Five Years
  _____________              _______________        ______________________

David O. Nicholas, 38         Senior Vice           President, Chief
700 North Water Street        President             Investment Officer and
Milwaukee, WI 53202                                 Director of Nicholas
                                                    Company, Inc., the
                                                    Adviser to the Fund, and
                                                    employed by the Adviser
                                                    since December 1985.  He
                                                    has been Portfolio
                                                    Manager for, and
                                                    primarily responsible
                                                    for the day-to-day
                                                    management of, the
                                                    portfolios of Nicholas
                                                    II, Inc. and Nicholas
                                                    Limited Edition, Inc.
                                                    since March 1993.  He
                                                    also has been Co-
                                                    Portfolio Manager of
                                                    Nicholas Fund, Inc.
                                                    since November 1996.  He
                                                    is a Chartered Financial
                                                    Analyst.

Jeffrey T. May, 43           Senior Vice            Senior Vice President
700 North Water Street       President and          and Treasurer, Nicholas
Milwaukee, WI 53202          Treasurer              Company, Inc., the
                                                    Adviser to the Fund, and
                                                    employed by the Adviser
                                                    since July 1987.  He is
                                                    a Certified Public
                                                    Accountant.

Candace L. Lesak, 42         Vice President         Employee, Nicholas
700 North Water Street                              Company, Inc., the
Milwaukee, WI 53202                                 Adviser to the Fund,
                                                    since February 1983.
                                                    She is a Certified
                                                    Financial Planner.

Kathleen A. Evans, 51        Assistant Vice         Vice President, Nicholas
700 North Water Street       President              Company, Inc., the
Milwaukee, WI 53202                                 Adviser to the Fund, and
                                                    employed by the Adviser
                                                    since March 1985.



* Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

  See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors and the Adviser and officers and directors of the Fund.

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Income Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

  The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 1999. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

[CAPTION]

                               Pension or    Estimated   Total Compensation
                   Aggregate   Retirement    Annual      from Fund and
                  Compensation Accrued as    Benefits    Fund Complex Paid
      Name         From the    of the Fund    Upon       to Directors
                    Fund(1)    Expenses     Retirement        (1)

Albert O.          $      0        $0         $0           $   0
Nicholas (2)
Frederick F.        $4,000         $0         $0           $ 8,000
Hansen (2)
Melvin L.           $4,000         $0         $0           $21,200
Schultz (2)
Jay H.              $4,000         $0         $0           $ 8,000
Robertson (2)
_______________

(1) During the fiscal year ended December 31,1999,the Fund and other funds in the Nicholas Fund Complex(i.e.,those funds which also have Nicholas
      Company,Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc.,Nicholas Income Fund, Inc, Nicholas Money Market
      Fund, Inc. and Nicholas Equity Income Fund, Inc.)compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees.
      During the year ended December 31, 1999,the Fund compensated the disinterested directors at a rate of $1000 per director per meeting attended. Except for out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 1999.
      All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.


(2) Messrs. Albert O. Nicholas and Melvin L. Schultz also are members of the Board of Directors of Nicholas Fund,Inc., Nicholas II, Inc., Nicholas
      Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas
      Money Market Fund,Inc. Messrs. Hansen and Robertson also are directors of Nicholas Money Market Fund, Inc.

  The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.
The Codes govern the personal trading activities of all "Access
Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access
Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

  The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.


                     PRINCIPAL SHAREHOLDERS

     Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 7,408,859 shares of the Fund, or 12.88%, as of March 31, 2000. Of this amount, 2,870,167 shares were owned of record by Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser;
Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record
2,963,467 shares; the Nicholas Family Foundation owned of record
655,456 shares; and the Nicholas Company, Inc. Profit-Sharing
Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 292,889 shares.

     Charles Schwab & Co., 101 Montgomery Street, San Francisco,
California 94104-4122, owned of record 3,613,761 shares of the Fund, or 6.28% as of March 31, 2000, as nominee for various of its brokerage customers.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2000. All directors and executive officers of the Fund as a group (ten in number) beneficially owned approximately
13.45% of the outstanding shares of the Fund as of March 31, .

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund.
The NAV is determined as of the close of trading on the New York
Stock Exchange ("NYSE") on each day the NYSE is open for trading.
The NYSE is open for trading Monday through Friday except New
Year's Day, President's Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Martin Luther King Day, Thanksgiving
Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Equity securities traded on a stock exchange will ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund are valued at their then fair value using methods determined in good faith by the Board of Directors.

                    PURCHASE OF FUND SHARES

     Minimum Investments. The minimum initial purchase is $500 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. Management reserves the right to waive the minimums for custodial accounts. The
Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in NAV of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     Application Information. Applications for the purchase of shares are made to Nicholas Income Fund, Inc., c/o Firstar Mutual
Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee,
Wisconsin 53201-2944.  The Fund also has available an Automatic
Investment Plan for shareholders. You should contact the Fund for additional information.

     Whenyou make a purchase, your purchase price per share will be the NAV next determined after the time the Fund receives the application in proper order. The determination of the NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

          Applications to purchase Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

          Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     You should be aware that deposit in the mail or with independent delivery services, or receipt at Firstar's Post
Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor,
615 East Michigan Street, Milwaukee, Wisconsin 53202-5207.
Your applications to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized
Agent of the Fund and is not binding until accepted.
Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

     Wire Payments. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-
6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:                 Firstar Bank , N.A.
                              ABA 075000022

     Credit:                  Firstar Mutual Fund Services, LLC
                              Account 112-952-137

     Further Credit:          Nicholas Income Fund, Inc.
                              (shareholder account number)
                              (shareholder registration)

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
Reserve wire system, or from incomplete wiring instructions.

     Certificates. The Fund won't issue certificates representing Fund shares unless the shareholder specifically requests in writing. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     Third Party Purchases - Use of a Processing Intermediary to
Purchase Fund Shares. You can purchase shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing
Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Statement of Additional Information before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

          The Fund also may enter into arrangements with some
Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an
"Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased.
For purchase orders placed through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.

                   REDEMPTION OF FUND SHARES

     Redemption Price. You may redeem all or part of your Fund shares by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares.
The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

       Requests for redemption of Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

       Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

      The Fund will return and not process redemption requests that contain restrictions as to the time or date redemptions are to be effected.

     If any of the shares you want redeemed were recently purchased by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

     Written Redemptions. If you redeem in writing, you must ensure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the redemption amount and the shareholder account number.

       If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual Fund Services, LLC,
       P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange.
       A notary public is not an acceptable guarantor.

       If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar
       Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin
       53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

     You may not fax your redemption request.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call
Firstar (414-276-0535 or 800-544-6547), prior to submitting a written redemption request. A written redemption request will not become effective until all documents have been received in proper order by Firstar.

     If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     You should be aware that deposit in the mail or with other independent delivery services or receipt at Firstar's Post Office
Box of redemption requests does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615 East
Michigan Street, Milwaukee, Wisconsin 53202.

     Telephone Redemptions. You can redeem your shares by telephone unless you decline that option in writing. Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535). In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming
Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     Effect of Redemption. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission.
Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The
Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

     You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's
Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period.
Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          if you change the ownership on your account upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

          any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

     In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

     Third Party Redemptions - Use of a Processing Intermediary to Redeem Fund Shares. As with the purchase of Fund shares, you may redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing
Intermediaries"). Certain service providers my receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. You should read the program materials provided by the Processing
Intermediary before you redeem your shares of the Fund this way.
Then follow those instructions and procedures.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some
Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an
"Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be redeemed. For redemption orders placed through an Authorized
Agent, you will receive redemption proceeds which reflect the Fund's NAV next computed after the receipt by the Authorized
Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services unless you hold Fund shares through a Processing
Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem.
Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.


             EXCHANGE BETWEEN NICHOLAS FAMILY FUNDS

     Shares of the Fund may be exchanged for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:

                                                           Net Assets at
     Fund                  Investment Objective           December 31, 1999

 Nicholas Fund, Inc.        Capital appreciation              $5,154,231,564

 Nicholas II, Inc.          Long-term growth                    $940,854,205

 Nicholas Limited
 Edition, Inc. (1)          Long-term growth                    $278,796,360

 Nicholas Equity
 Income Fund, Inc.          Reasonable income;
                            Moderate Long-term                   $18,504,250
                            growth as a secondary
                            consideration

Nicholas Money
Market Fund, Inc.           High level of current income        $140,949,418
                            as is consistent with
                            preserving capital and liquidity
____________

(1)You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If you choose to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

     If you are interested in exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     This exchange privilege is available only in states where shares of the fund being acquired may legally be sold and the privilege may be terminated or modified only upon 60 days advance notice to shareholders.

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to you through written request. If you are interested in exercising the exchange by mail privilege you may obtain the appropriate prospectus from Nicholas Company, Inc.
     Signatures required are the same as previously explained under "Redemption of Fund Shares."

     Exchange by Telephone. You also may exchange by telephone among all Nicholas mutual funds. Only exchanges of $500.00 or more will be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts.
     You will be allowed four telephone exchanges per account during any twelve-month period.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone.
Telephone exchanges can only be made by calling Firstar (4l4-276-
0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

                    TRANSFER OF FUND SHARES

     You may transfer shares of the Fund in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar
(414-276-0535 or 800-544-6547) or Nicholas Company, Inc.
(414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no federal income taxes will be payable by the Fund.
As a result, the Fund generally will seek to distribute substantially all of its net investment income and net realized capital gains.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's investment company ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. An election must be received by Firstar prior to the record date of any particular distribution for the election to be effective for that distribution.

     For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     If at the time of a purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or part, a return of capital and will have the effect of reducing the NAV per share. As of December 31, 1999, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $13,062,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $2,081,000 in 2000, $1,505,000 in 2003 and
$9,476,000 in 2007.

     Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. Dividends and any capital gains distributions may be subject to state and local taxes.

     Under federal law, some shareholders may be subject to a 31%
"backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on the application to purchase shares , by telephone or by separate written notification. All reinvestments are at the NAV per share in effect on the dividend or distribution date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date.
Firstar will notify you of the number of shares purchased and the price following each reinvestment period. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     You may withdraw from the Reinvestment Plan at any time by giving written notice or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                  SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the
"Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan at any time. Each withdrawal payment may be a taxable event to you.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders.
Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation, including earnings from self-employment may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype
IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

     Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding tax consequences is recommended.

                           BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer.
The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research.
The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.


     In instances where the Adviser determines that the
supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher
commission than other brokers or dealers.   The Adviser utilizes
research and other information obtained from brokers and dealers in managing its other client accounts.  On the other hand, the
Adviser obtains research and information from brokers and dealers who transact trades for the Advisor's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction.
The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     The Fund paid aggregate brokerage commissions of approximately $6,525, $39,798 and $5,519in fiscal year 1999, 1998 and 1997, respectively. The increase in the amount of brokerage commissions paid by the Fund in fiscal 1998 relative to fiscal
1997 is attributable to the increased purchase and sale of the Fund's equity investments in fiscal 1998. The decrease in the amount of brokerage commissions paid by the Fund in fiscal 1999 relative to fiscal 1998 is attributable to the decrease in purchases and sales of the Fund's equity investments in fiscal
1999.





                        PERFORMANCE DATA

     The Fund may quote a "total return," "average annual total return," "yield" and "distribution rate" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage..

     The "average annual total return" and "total return" are computed according to the following formulas:



where:
P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years from initial investment to the end of the period
ERV  = at the end of the stated period, the ending
       redeemable value of a hypothetical $1,000 payment made at
       the beginning of the stated period

                         For the Periods Ended December 31, 1999
                              One Year        Five Years       Ten Years

Total Return                   (0.07)%          48.26%          124.62%

Average Annual Total Return    (0.07)%           8.19%            8.43%

    For purposes of these above calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

    These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

    The "30-day yield" of the Fund is calculated by dividing the
Fund's net investment income per share, as defined by the
Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period.
Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder
accounts.   The calculation assumes the thirty day net investment
income is compounded monthly for six months and then annualized.
The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period.  Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio
securities at a point in time.  The Fund's yield may be more or less than the amount actually distributed to shareholders.
Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the
Securities and Exchange Commission.

The yield is computed as follows:
    Yield     =  2[((A-B/CD)+1)6-1]
    where:
    A  = Dividend and interest income
    B  = Expenses accrued for the period (net of expense
         reimbursement)
    C  = Average daily number of shares outstanding during
         the period that were entitled to receive dividends
    D  = Maximum offering price per share on the last day of
         the period

    The Fund's 30-day yield was 10.93%, and the Fund's distribution rate was 10.82% at December 31, 1999.

    In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard
& Poor'sr Index Composite Stock Price, the NASDAQ, the Russell
2000 Index and the United States Department of Labor Consumer
Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance
Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and
Value Line, Inc.

                       CAPITAL STRUCTURE

     Nicholas Income Fund, Inc. is authorized to issue
100,000,000 shares of common stock, par value $0.01 per share.
All shares are of one class, have equal voting power and participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and net assets on liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.


                       STOCK CERTIFICATES

    The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

    Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

    In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                      SHAREHOLDER REPORTS

    Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent auditors, will be sent to shareholders.



                  CUSTODIAN AND TRANSFER AGENT

    Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the
Fund.  Firstar, 615 East Michigan Street, Milwaukee, Wisconsin
53202-5207, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As such, Firstar Bank holds all securities and cash for the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment or distribution to shareholders.

             INDEPENDENT AUDITORS AND LEGAL COUNSEL

    Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent auditors for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered.

                     FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Auditors contained in the Annual Report of the Fund for the fiscal year ended December
31, 1999, which have been filed with the SEC pursuant to Rule 30d-
1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.








                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A





                   PART C: OTHER INFORMATION


                   PART C.  OTHER INFORMATION



ITEM 23.       EXHIBITS


          All exhibits required to be filed with this Form N-1A pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement, and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange
Commission, as indicated in such Exhibit Index.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON
                     CONTROL WITH THE FUND

          The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II,
Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund,
Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

ITEM 25.       INDEMNIFICATION


          Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland
General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

          The investment advisor to the Registrant, Nicholas
Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

ITEM 26.        BUSINESS  AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

           Incorporated by reference to pages 11-16 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 27.       PRINCIPAL UNDERWRITERS

           None.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company
Act  of  1940,  and  the  rules of the  Securities  and  Exchange
Commission promulgated thereunder, are located at the offices of Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or
Firstar  Trust  Company,  615  East Michigan  Street,  Milwaukee,
Wisconsin 53202.

ITEM 29.       MANAGEMENT SERVICES
           None.

ITEM 30.       UNDERTAKINGS


           The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule
14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly
Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                         EXHIBIT INDEX

                                                              SEQUENTIAL
EXHIBIT NO.               DESCRIPTION                           PAGE NO.

  (a)                Articles of Incorporation
                     of the Registrant                               *

  (b)                By-Laws of Registrant                           *

  (c)                Specimen certificate evidencing
                     common stock, $0.01 par value
                     per share, of Registrant                        *

  (d)                Investment Advisory Agreement,
                     dated January 15, 1986, between the
                     Registrant and Nicholas Company, Inc            *

  (g)                Custodian Agreement, dated January 15,
                     1986, between the Registrant and
                     Firstar Trust Company                           *

  (i)                Opinion of Michael Best & Friedrich
                     LLP, counsel to the Registrant,
                     concerning the legality of
                     Registrant's common stock,
                     including consent to the
                     use thereof.                                    **

  (j)                Consent of Deloitte & Touche LLP,
                     independent auditors                            **

  (n)                Financial Data Schedule                         *


  (p)               Code of Ethics of Nicholas Income Fund, Inc.     **

  (p.1)             Nicholas Company, Inc. Code of Ethics and        **
                    Insider Trading Policy.


                     Powers of Attorney                              *

     * Incorporated by reference to previous filings with the Securities and Exchange Commission.

    **    Filed herewith.

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27 day of April, 2000.


                                       NICHOLAS  INCOME  FUND, INC.



                                       By:
                                       Thomas J. Saeger, Executive Vice
                                       President, Secretary and Principal
                                       Financial and Accounting Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2000.



/s/   Albert  O.  Nicholas                       President(Principal Executive
--------------------------------                 Officer), and Director
Albert O. Nicholas


/s/ Frederick F.Hansen                            Director
--------------------------------
     Frederick F. Hansen


/s/ Jay H. Robertson                              Director
--------------------------------
     Jay H. Robertson


/s/ Melvin L. Schultz                             Director
--------------------------------
     Melvin L. Schultz





                 * By:
                     --------------------------------------------
                              Thomas J. Saeger, as
                    Attorney-in-Fact for the above officers
                       and directors, under authority of
              Powers of Attorney previously filed and filed herewith.

                        LIST OF CONSENTS

1.   Consent of Michael Best & Friedrich LLP
     (included in Exhibit (i))


2.   Consent of Deloitte & Touche LLP
     (filed herewith and included as Exhibit (j))







                        EXHIBIT NO. (I)












            OPINION OF MICHAEL BEST & FRIEDRICH LLP,
           COUNSEL TO THE REGISTRANT, CONCERNING THE
           LEGALITY OF THE REGISTRANT'S COMMON STOCK,
           INCLUDING THE CONSENT TO THE USE THEREOF.









                        EXHIBIT NO. (J)











               CONSENT OF DELOITTE & TOUCHE LLP,
                     INDEPENDENT AUDITORS.

















                        EXHIBIT NO. (P)












          CODE OF ETHICS OF NICHOLAS INCOME FUND, INC.









                       EXHIBIT NO. (P.1)











             NICHOLAS COMPANY, INC. CODE OF ETHICS
                  AND INSIDER TRADING POLICY.